SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 16, 1999


                              THINKING TOOLS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      000-21295                   77-3061708
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation)                                        Identification No.)



          One Lower Ragsdale Drive, 1-250                           93940
                     Monterey, CA                                (Zip Code)
   (Address of principal executive offices)




                                    Copy to:
                                   Beth Kramer
                              Mayer, Brown & Platt
                                  1675 Broadway
                               New York, NY 10019

Registrant's telephone number, including area code: (831) 373-0688


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 4.  Changes in Registrant's Certifying Accountant.

         Effective as of the close of business on July 16, 1999, Deloitte & Touche LLP ("Deloitte & Touche"), the registrant's independent accountant, resigned. Deloitte & Touche's reports on the registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the registrant's two most recent fiscal years and subsequent interim period through the date of dismissal there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THINKING TOOLS, INC.
                                   (Registrant)



Date: July 23, 1999                By:    /s/   Moshe Zarmi
                                      --------------------------------
                                      Name:  Moshe Zarmi
                                      Title: President & Chief Executive Officer